1 Q1 2018 Results April 2018

2 SAFE HARBOR STATEMENT Forward Looking Statements In addition to historical information, this earnings presentation contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital's annual report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on March 14, 2018, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law. Non-GAAP Financial Measures This presentation contains various non-GAAP financial measures, including adjusted EBITDA, adjusted net income, and adjusted EPS. These non-GAAP financial measures have certain limitations, including that they do not have a standardized meaning and, therefore, our definitions may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of these non-GAAP financial measures assists investors in evaluating our historical and expected operating performance. However, because these are not measures of financial performance calculated in accordance with GAAP, such measures should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income. See the Appendix for a reconciliation of the non-GAAP financial measures used herein to the most directly comparable GAAP measure.

3 FIRST QUARTER REVIEW • Q1 2018 net revenue increased 79.4% year-over-year to $106.9 million, compared to $59.6 million in Q1 2017 • Q1 2018 GAAP net income of $16.1 million; Q1 2018 adjusted net income of $16.2 million – GAAP EPS of $0.35, compared to ($0.39) in Q1 2017 – Adjusted EPS of $0.36, compared to ($0.39) in Q1 2017 • Q1 2018 adjusted EBITDA of $33.0 million compared to ($13.4) million in Q1 2017 – Adjusted EBITDA margin of 31% • Growth in retail client engagement – Retail ADV of $12.4 billion increased 31% y/y, 41% above the prior quarter – New direct accounts increased 24% y/y, 9% above the prior quarter – Direct volume per active increased 53% y/y, 43% above the prior quarter • Significant improvement in institutional and futures businesses – Institutional ECN ADV increased 26% year-over-year, reaching a record high of $14.8 billion – Futures average daily contracts increased 7% to 35,414 during Q1 1 1. New direct accounts are defined as organically acquired clients that opened accounts during the corresponding period. By definition this figure will exclude the FXCM clients that were inorganically acquired in February 2017. 2. Includes FXCM. 2

4 2018 AND BEYOND – STRATEGIC PRIORITIES Deliver Organic Growth Increase Operational Excellence • Focus on direct business, leveraging brand assets & existing global footprint • Pursue an attractive proposition for two distinct customer segments: experienced active trader & retail investor • Enhance products and services • Increase automation and reduce service costs • Simplify technology “stack” • Rationalize and refocus brands • Optimize insource vs. outsource Reduce Revenue Volatility • Increase efficiency of revenue capture • Implement AI-driven hedging program • Decrease cost of hedging • Further optimize trade flow from indirect business

5 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Direct Indirect FXCM GVIX New Direct Accounts Increased 24% y/y and 9% q/q DELIVERING ORGANIC GROWTH - FOCUS ON DIRECT BUSINESS Focusing on our direct customers will lead to margin expansion and increased client engagement 1. GVIX, GAIN’s volatility indicator, is a metric calculated daily by volume weighting the 5-Day % average true ranges (ATR) of 6 of our major products (Dax, EUR/USD, GBP/USD, USD/JPY, Dow and Gold). The volume weights are based on the relative monthly volumes across these 6 markets. 2. New direct accounts are defined as organically acquired clients that opened accounts during the corresponding period. By definition this figure will exclude the FXCM clients that were inorganically acquired in February 2017.. 3. Includes FXCM. Direct Volume per Active Increased 53% y/y and 43% q/q Trailing 3-Month Active Accounts Volume Mix Year-over-year direct volume growth Q1' 17 Q1' 18 1 2 3 Direct 60% Indirec t 40% Direct 77% Indirect 23% 0 5,000 10,000 15,000 20,000 25,000 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 0 2 4 6 8 10 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18

DELIVERING ORGANIC GROWTH - PRODUCTS AND INNOVATION

Investing in new products and services

- ✓ New web trading platform, now in Beta
- ✓ Upgraded mobile apps released globally in Q1
- ✓ Expanded cryptocurrency offering to include Ethereum, Litecoin, Ripple and Bitcoin Cash
- ✓ Enhanced service for high value clients
- ✓ GetGo Android version anticipated launch in May 2018
- ✓ U.S. service upgrade


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7 REDUCE REVENUE VOLATILITY • Began implementing new AI-driven hedging model in late Q1 to reduce variability in quarterly RPM – Increased automation, improved price discovery and smart order routing – Rolled out for FX in March, with additional asset classes to follow • Phase 1 of a multi-phase plan which will extend throughout 2018 and into 2019

8 REGULTORY UPDATE - ESMA • On March 27th, ESMA and FCA announced regulatory changes in the provision of CFDs, which will apply to retail clients in the UK and EU • Final measures largely unchanged from December 2017 proposal, which include limits on leverage for retail clients • Clients classified as “professional” will not be subject to the new leverage rules – Elective professional status available to customers who meet financial, trading experience or professional qualifications • New rules expected to go into effect in July 2018, with immaterial revenue impact expected in 2018 • New regulations expected to decrease the number of providers operating in the UK/EU – With our strong brands we are confident we can win market share

9 Financial Review

10 KEY FINANCIAL RESULTS & OPERATING METRICS Note: Dollars in millions, except per share data. Columns may not add due to rounding. (1) This is a non-GAAP financial measure. Please see the appendix to this presentation for a reconciliation to the corresponding GAAP financial measure. (2) Definitions for operating metrics are available in the appendix to this presentation. 3 Months Ended March 31, $ Change 2018 2017 Q1 As Reported Net Revenue $ 106.9 $ 59.6 $ 47.3 Operating Expenses (73.9) (73.0) (0.9) Adjusted EBITDA(1) $ 33.0 $ (13.4) $ 46.4 Adjusted EBITDA Margin % 31% (22)% Net Income/(Loss) $ 16.1 $ (18.9) $ 35.0 Adjusted Net Income/(Loss)(1) $ 16.2 $ (18.6) $ 34.8 GAAP Diluted EPS $ 0.35 $ (0.39) $ 0.74 Adjusted Diluted EPS(1) $ 0.36 $ (0.39) $ 0.75 Operating Metrics(2) Retail OTC ADV (bns) $ 12.4 $ 9.5 $ 2.9 Institutional ADV (bns) $ 17.4 $ 15.2 $ 2.2 ECN 14.8 11.7 3.1 Swap Dealer 2.6 3.5 (0.9) Avg. Daily Futures Contracts 35,414 33,236 2,178

11 • Total revenue increased 114% year-over-year • While a return to more normalized volatility drove ADV 31% higher year-over-year to $12.4 billion, RPM of $106 remained in line with the trailing 12 month average • Increased customer engagement saw direct volume per active 28% higher than Q2 2016, the last time volatility was at these levels • Profit margin improved to 46%, outpacing the TTM average of 37% • Referral fees decreased both on an absolute and per million basis OPERATING SEGMENT RESULTS: RETAIL Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. 1. To facilitate like for like comparison, activity from FXCM clients has been excluded from this calculation. Retail Financial & Operating Results 3 Months Ended March 31, 2018 2017 TTM 3/31/18 Trading Revenue $84.1 $38.9 $276.3 Other Retail Revenue 1.6 1.2 6.7 Total Revenue $85.7 $40.1 $283.0 Employee Comp & Ben 15.4 13.3 54.4 Marketing 5.7 8.9 26.7 Referral Fees 7.7 12.3 35.1 Other Operating Exp. 17.7 13.4 62.3 Segment Profit $39.2 ($7.9) $104.6 % Margin 46% (20%) 37% Operating Metrics ADV (bns) $12.4 $9.5 $10.3 12 Month Trailing Active OTC Accounts 131,764 136,829 131,764 Client Assets $745.9 $754.6 $745.9 PnL/mm $106 $62 $104 1

GAIN CAPITAL

OPERATING SEGMENT RESULTS: INSTITUTIONAL & FUTURES

Institutional Financial & Operating Results

	3 Months Ended March 31, 2018	3 Months Ended March 31, 2017	TTM 3/31/18
ECN	$ 7.1	$ 6.1	$ 24.0
Swap Dealer	1.5	2.5	6.9
Other Revenue	0.0	0.0	0.3
Total Revenue	$ 8.6	$ 8.6	$ 31.2
Employee Comp & Ben	3.7	4.0	13.5
Marketing	0.1	0.0	12.4
Referral fees	0.5	0.0	0.5
Other Operating Exp.	3.3	3.2	0.1
Segment Profit	**$ 1.0**	**$ 1.3**	**$ 4.6**
% Margin	*12%*	*15%*	*15%*
Operating Metrics			
ECN ADV (bns)	$ 14.8	$ 11.7	$ 12.3
Swap Dealer ADV (bns)	$ 2.6	$ 3.5	$ 2.6

- ECN average daily volume increased to a record high of $14.8 billion
- 20% of the increase in ECN ADV came from new customers brought in during Q1 2018

Futures Financial & Operating Results

	3 Months Ended March 31, 2018	3 Months Ended March 31, 2017	TTM 3/31/18
Revenue	$ 11.5	$ 11.0	$ 40.8
Employee Comp & Ben	2.5	2.6	9.3
Marketing	0.2	0.3	0.8
Referral Fees	3.7	4.1	13.6
Other Operating Exp.	3.8	3.7	13.0
Segment Profit	**$1.2**	**$ 0.3**	**$ 4.1**
% Margin	*10%*	*3%*	*10%*
Operating Metrics			
Avg. Daily Contracts	35,414	33,236	27,830
12 Month Trailing Active Futures Accounts	7,959	8,201	7,959
Client Assets	$ 217.3	$ 287.5	$ 217.3
Revenue/Contract	$ 5.32	$ 5.13	$ 5.86

- Futures average daily contracts increased 7% to 35,414 during Q1
- With a return to more normalized volume, profit margin improved to 10%, up from 3% in Q1 2017
- Potential for margins to further improve as interest rates increase

Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

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13 STRONG LIQUIDITY POSITION Total Liquidity: $241 million1 Required Liquidity Reserves Strategic Acquisitions Quarterly Dividends Buyback Program Total liquidity of $241 million at the end of Q1 2018 • 11% improvement over Q4 2017 • 78% improvement over Q1 2017, supported by the implementation of $50 million credit revolver Ten acquisitions since IPO in 2010 Well positioned for future opportunities Quarterly dividend of $0.06 per share approved ▪ Record date: June 12, 2018 ▪ Payment date: June 19, 2018 Repurchased 580,064 shares at an average share price of $7.20 during Q1 2018 Approximately $34.1 million authorized and remaining for additional repurchases 1. Includes $50 million credit revolver. Liiquidity table available in appendix to this presentation.

14 POSITIONED TO DELIVER LONG-TERM VALUE Proven Leader in a Large, Attractive and Growing Market Strong Financial and Credit Profile Multiple Levers to Drive Growth and Operational Efficiency Highly Diverse and Scalable Business Model Risk Management Controls Limit Market Volatility Headwinds

15 Appendix

16 CONSOLIDATED STATEMENT OF OPERATIONS Note: Dollars in millions, except share and per share data. Columns may not add due to rounding. (1) Earnings per share includes an adjustment for the redemption value of the NCI put option. (2) Total shares outstanding at March 31, 2017 was 44,901,625 3 Months Ended March 31, 2018 2017 REVENUE Retail revenue $ 84.1 $ 38.9 Institutional revenue 8.5 8.4 Futures revenue 10.6 10.6 Interest & Other revenue 3.6 1.7 Net revenue $ 106.9 $ 59.6 EXPENSES Employee compensation and benefits 27.8 24.2 Selling and marketing 6.0 9.3 Referral Fees 11.9 16.4 Trading expenses 8.5 8.1 General and administrative 19.6 15.0 Depreciation and amortization 9.9 7.6 One-Time Expenses (0.1) 0.0 Total expenses 83.6 80.6 OPERATING PROFIT/(LOSS) $ 23.3 $ (21.0) Interest expense on long term borrowings 3.3 2.7 INCOME/(LOSS) BEFORE INCOME TAX EXPENSE/(BENEFIT) $ 20.0 $ (23.7) Income tax expense/(benefit) 3.7 (4.9) NET INCOME/(LOSS) $ 16.3 $ (18.8) Net income attributable to non-controlling interests 0.2 0.1 NET INCOME/(LOSS) APPLICABLE TO GAIN CAPITAL HOLDINGS, INC. $ 16.1 $ (18.9) Earnings/(loss) per common share(1): Basic $ 0.35 $ (0.39) Diluted $ 0.35 $ (0.39) Weighted average common shares outstanding used in computing (loss)/earnings per common share: (2) Basic 45,017,716 47,894,546 Diluted 45,523,766 47,894,546

17 CONSOLIDATED BALANCE SHEET Note: Dollars in millions. Columns may not add due to rounding. As of 3/31/2018 12/31/2017 ASSETS: Cash and cash equivalents $ 239.7 $ 209.7 Cash and securities held for customers 963.2 978.8 Receivables from brokers 72.0 78.5 Property and equipment - net of accumulated depreciation 40.2 40.7 Intangible assets, net 59.2 62.0 Goodwill 33.4 33.0 Other assets 46.9 45.9 Total assets $ 1,454.6 $ 1,448.6 LIABILITIES AND SHAREHOLDERS' EQUITY: Payables to customers $ 963.2 $ 978.8 Payables to brokers 0.0 2.8 Accrued compensation & benefits 8.8 10.1 Accrued expenses and other liabilities 37.3 33.9 Income tax payable 3.6 0.6 Convertible senior notes 133.7 132.2 Total liabilities $ 1,146.7 $ 1,158.5 Non-controlling interest $ 2.0 $ 4.4 Shareholders' Equity 306.0 285.7 Total liabilities and shareholders' equity $ 1,454.6 $ 1,448.6

18 LIQUIDITY Note: Dollars in millions. Columns may not add due to rounding. (1) Reflects cash that would be received from brokers following the close-out of all open positions. (2) Relates to regulatory capital requirements or capital charges, depending upon regulatory jurisdiction. As of 3/31/2018 12/31/2017 9/30/2017 6/30/2017 3/31/2017 Cash and cash equivalents $ 239.7 $ 209.7 $ 225.6 $ 193.1 $ 183.7 Receivable from brokers (1) 72.0 78.5 56.0 80.7 75.9 Revolving credit facility (undrawn) 50.0 50.0 50.0 0.0 0.0 Net operating cash 361.7 338.2 331.6 273.8 259.6 Less: Regulatory capital requirements/charges (2) (114.6) (112.9) (127.5) (138.0) (124.6) Less: Payables to brokers 0.0 (2.8) 0.0 0.0 0.0 Less: Convertible senior notes due 2018 (6.4) (6.4) 0.0 0.0 0.0 Liquidity $ 240.7 $ 216.1 $ 204.1 $ 135.8 $ 134.9 Regulatory Capital Requirements/Charges US $ 36.1 $ 37.4 $ 37.1 $ 36.2 $ 36.1 UK 73.7 70.5 85.4 97.2 83.0 Other jurisdictions 4.8 5.0 5.0 4.6 5.5 Total Regulatory Capital Requirements/Charges (2) $ 114.6 $ 112.9 $ 127.5 $ 138.0 $ 124.6

19 ADJUSTED EBITDA & MARGIN RECONCILIATION Note: Dollars in millions. Columns may not add due to rounding. (1) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue. 3 Months Ended March 31, 2018 2017 Net Revenue $ 106.9 $ 59.6 Net Income/(Loss) 16.1 (18.9) Net Income/(Loss) Margin % 15% (32)% Net Income/(Loss) $ 16.1 $ (18.9) Depreciation & amortization 5.7 4.0 Purchase intangible amortization 4.2 3.6 Interest expense on long term borrowings 3.3 2.7 Income tax (benefit)/expense 3.7 (4.9) Impairment of investment (0.1) 0.0 Net income attributable to non-controlling interest 0.2 0.1 Adjusted EBITDA $ 33.0 $ (13.4) Adjusted EBITDA Margin %(1) 31% (22)%

20 ADJUSTED NET INCOME AND EPS RECONCILIATION Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) Following the introduction of the new U.S. tax legislation in January 2018, the estimate of our normalized tax rate changed from 21% to 18%. (2) Total shares outstanding at March 31, 2017 was 44,901,625 3 Months Ended March 31, 2018 2017 Net Income/(Loss) $ 16.1 $ (18.9) Income Tax Expense/(Benefit) 3.7 (4.9) Non-Controlling Interest 0.2 0.1 Pre-Tax Income/(Loss) $ 20.0 $ (23.7) Plus: Adjustments (0.1) 0.0 Adjusted Pre-Tax Income/(Loss) $ 19.9 $ (23.7) Normalized Income Tax(1) (3.6) 5.2 Non-controlling interest (0.2) (0.1) Adjusted Net Income/(Loss) $ 16.2 $ (18.6) Adjusted Earnings/(Loss) per Common Share: Basic $ 0.36 $ (0.39) Diluted $ 0.36 $ (0.39) Weighted average common shares outstanding used in computing adjusted earnings/(loss) per common share: (2) Basic 45,017,716 47,894,546 Diluted 45,523,766 47,894,546

21 EPS COMPUTATION Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) The Company's redeemable non-controlling interests were less than its redemption value. The adjustment to increase carrying value reduces earnings available to the Company's shareholders. (2) Total shares outstanding at March 31, 2017 was 44,901,625 3 Months Ended March 31, 2018 2017 Net income/(loss) applicable to GAIN Capital Holdings Inc. $ 16.1 $ (18.9) Adjustment(1) (0.4) 0.1 Net income/(loss) available to GAIN common shareholders $ 15.7 $ (18.8) Earnings/(Loss) per common share Basic $0.35 ($0.39) Diluted $0.35 ($0.39) Weighted average common shares outstanding used in computing earnings/(loss) per common share: (2) Basic 45,017,716 47,894,546 Diluted 45,523,766 47,894,546

22 RECONCILATION OF SEGMENT PROFIT TO INCOME BEFORE INCOME TAX EXPENSE Note: Dollars in millions. Columns may not add due to rounding. 3 Months Ended March 31, 2018 2017 Retail segment $39.2 ($7.9) Institutional segment 1.0 1.3 Futures segment 1.2 0.3 Corporate and other (8.4) (7.1) Segment profit $33.0 ($13.4) Depreciation and amortization $5.7 $4.0 Purchased intangible amortization 4.2 3.6 Impairment of investment (0.1) — Operating profit/(loss) $23.3 ($21.0) Interest expense on long term borrowings 3.3 2.7 income/(Loss) before income tax expense/(benefit) $20.0 ($23.7)

23 RETAIL REVENUE PER MILLION

24 OPERATING SEGMENT RESULTS: CORPORATE & OTHER Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. Corporate & Other Financial & Operating Results 3 Months Ended March 31, 2018 2017 TTM 3/31/18 Revenue/(loss) $ 1.1 $ (0.1) $ 0.9 Employee Comp & Ben 6.1 4.5 21.2 Marketing 0.1 0.1 0.4 Other Operating Exp. 3.2 2.4 11.1 Loss $ (8.4) $ (7.1) $ (31.8)

25 QUARTERLY OPERATING METRICS Note: Volumes in billions. Definitions for all operating metrics are available on page 27 Three Months Ended, Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Retail Segment OTC Trading Volume (1)(2) $637.0 $619.3 $646.4 $644.8 $563.1 $795.4 OTC Average Daily Volume $9.8 $9.5 $9.9 $9.9 $8.8 $12.4 12 Month Trailing Active OTC Accounts (3) 126,528 136,829 134,120 133,813 132,262 131,764 3 Month Trailing Active OTC Accounts (3) 72,447 83,145 83,511 82,275 80,122 78,681 Institutional Segment ECN Volume (1) $612.2 $759.6 $715.7 $770.1 $734.3 $945.6 ECN Average Daily Volume $9.4 $11.7 $11.0 $11.8 $11.5 $14.8 Swap Dealer Volume (1) $216.6 $225.5 $141.5 $197.7 $155.8 $166.5 Swap Dealer Average Daily Volume $3.3 $3.5 $2.2 $3.0 $2.4 $2.6 Futures Segment Number of Futures Contracts 1,834,393 2,060,631 1,655,166 1,518,417 1,623,656 2,160,231 Futures Average Daily Contracts 29,117 33,236 26,272 24,102 25,772 35,414 12 Month Trailing Active Futures Accounts (3) 8,368 8,201 7,885 8,056 7,838 7,959 1 US dollar equivalent of notional amounts traded. 2 For the quarter, indirect volume represented 23% of total retail OTC trading volume. 3 Accounts that executed a transaction during the relevant period.

26 MARCH 2018 OPERATING METRICS

27 DEFINITION OF METRICS • Active Accounts: Accounts that executed a transaction during the period • Trading Volume: Represents the U.S. dollar equivalent of notional amounts traded • Customer Assets: Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions